SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2006

CHELSEA THERAPEUTICS INTERNATIONAL, LTD.

(Exact name of registrant as specified in its charter)

Delaware	000-51462	20-3174202
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

13950 Ballantyne Corporate Place, Unit 325, Charlotte, North Carolina 28277

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (704) 341-1516

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 6, 2006, Chelsea Therapeutics International, Ltd. gave a presentation at the Roth Capital Partners 2006 New York Conference in New York, New York. The Registrant intends to deliver this presentation to various participants in the securities industry. A copy of the presentation is attached hereto as Exhibit 99.1.

Chelsea issued a press release on September 7, 2006 announcing that it has filed its application for Orphan Drug designation with the U.S. FDA and has established a Scientific Advisory Board to provide added guidance for the development and commercialization of Droxidopa. A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description
99.1	Presentation to be delivered to various participants in the securities industry, and first delivered on September 6, 2006 at the Roth Capital Partners 2006 New York Conference in New York, New York.

99.2	Press release dated September 7, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHELSEA THERAPEUTICS INTERNATIONAL, LTD.

Date: September 7, 2006	/s/ J. Nick Riehle
J. Nick Riehle, Chief Financial Officer